LEASES	12 Months Ended
Dec. 29, 2012
LEASES [Abstract]
LEASES
G.	LEASES

We lease certain real estate under operating lease agreements with original terms ranging from one to ten years.  We are required to pay real estate taxes and other occupancy costs under these leases. Certain leases carry renewal options of five to fifteen years.  We also lease motor vehicles, equipment, and an aircraft under operating lease agreements for periods of one to ten years.  Future minimum payments under non-cancelable operating leases on December 29, 2012 are as follows (in thousands):

Operating
Leases
2013	$3,930
2014	2,107
2015	1,236
2016	474
2017	25
Thereafter	64
Total minimum lease payments	$7,836

Rent expense was approximately $6.9 million, $9.6 million, and $13.8 million in 2012, 2011, and 2010, respectively.